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                                                                  Exhibit 10.23

                                     LEASE

        This agreement ("LEASE"), made this 1st day of February, 1996 between Holmgren Partners ("LESSOR") and Steritech, Inc. ("LESSEE").

Premises

        For and in consideration of the rents, covenants and agreements hereinafter agreed by LESSEE to be paid, kept and performed, LESSOR leases unto LESSEE and LESSEE rents from LESSOR the following described premises situated in the City of Concord, County of Contra Costa, State of California:

        Office building (9,856 sq. ft.) and parking area on lots 5 and 6 Stanwell Industrial Park; ASP #112-251-014, known as "2341 Stanwell Drive".

Term

        The term of this lease shall be two years commencing on February 1, 1996, and ending on January 31, 1998.

        LESSEE shall pay LESSOR as rent for the premises $80,441.28 annually, to be paid in increments of 1/12 ($6,703.44) on the first day of each month, in advance, and to be adjusted annually pursuant to Paragraph 23 below.

        This LEASE agreement is entered into between LESSOR and LESSEE expressly in consideration of the covenants and agreements on LESSOR's and LESSEE's part hereinafter contained, to-wit:

Utilities

        1. LESSEE shall pay LESSOR the said rent in the manner and at the times herein specified, and in addition thereto shall pay for all water, gas, heat, electricity and power which may be furnished to or used in or about the premises during the term of this LEASE.

Holding Over

        2. Should LESSEE hold over said premises after this LEASE has terminated in any manner, such holding over shall be deemed merely a tenancy from month to month and at the rental of the preceding month, payable monthly in advance, but otherwise on the same terms and conditions as herein provided.

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Destruction of Premises

        3. In case the premises, or the building in which the same are situated, are totally destroyed by any cause whatever prior to the commencement of or during the term of this LEASE, then this LEASE shall thereupon immediately terminate and neither party hereto shall have any further rights or be under any further obligations on account of this LEASE, except LESSEE for rent accrued; and if LESSEE is not then in default in the performance of any of its obligations under this LEASE, LESSOR shall refund to LESSEE any unearned rents paid in advance by LESSEE. For the purposes hereof, damage or injury to the extent of sixty (60) per centum of the value of the premises shall constitute a total destruction thereof. In case the premises, or the building in which the same are situated, are partially destroyed by any cause whatever, LESSOR with reasonable promptness and dispatch, shall repair the same, providing the same can be repaired and rebuilt under State and Municipal laws and regulations within thirty (30) working days, and LESSEE shall pay rent during such period of repair or rebuilding in the proportion that the portion of the premised occupied by LESSEE bears to the entire premises. For the purposes hereof, damage or injury which does not amount to sixty (60) per centum of the value of the premises shall be considered as a partial destruction.

Assignment and Subletting

        4. LESSEE may assign or transfer this LEASE or any interest therein, or sublet the whole or any part of the premises, and LESSOR shall not unreasonably withhold approval of such transaction.

        LESSEE further covenants and agrees that neither this LEASE nor any interest therein shall be assignable or transferable in any proceedings in execution against LESSEE, or in any voluntary or involuntary proceedings in bankruptcy, or insolvency taken by or against LESSEE, or by process of any law applying to such proceedings without the written consent of LESSOR; and that upon any assignment, sale or transfer of this LEASE, or any interest therein, by judgment, execution, bankruptcy or insolvency proceedings, or by any process of or operation of any law applying to such proceedings, this LEASE shall immediately terminate at the option of LESSOR.

Tenant Improvements

        5. LESSEE may make modifications to the Premises, providing all such modifications of the Premises by LESSEE shall be done in good workmanship quality in accordance with local municipal building codes. LESSOR shall support LESSEE improvements constructed at the Premises to the extent specified in this section.

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                                                                               3

        (a) Tenant Improvement Allowance. LESSOR shall make available to LESSEE for the payment of LESSEE's costs for construction of LESSEE's improvements, demolition, permits and fees, and space planning/architectural costs (collectively "Tenant Improvements") up to a maximum of $11.00 per rentable square foot of the Premises (the "Allowance"), which amount shall be used strictly for such purposes, and shall be payable in the following progress payments:

                25% when Tenant Improvements are 10% completed; 25% when Tenant Improvements are 25% completed; 25% when Tenant Improvements are 50% completed; 25% when Tenant Improvements are 95% completed.

Percentage completion shall be reasonably determined by LESSEE's architect. If LESSOR fails to pay (or cause to be paid, as provided in subparagraph (b), below) any portion of the Allowance to LESSEE as provided herein, LESSEE shall be entitled to offset any unpaid amounts against the rent and any other sums due to LESSOR under the LEASE.
        (b) Payments. When LESSEE is entitled to each progress payment as provided in subparagraph (a) above, LESSEE shall submit to LESSOR, and LESSOR shall issue payment within fifteen (15) days thereafter.
        (c) Development of Plans. LESSEE shall cause to be prepared for LESSOR's review plans, specifications and working drawings for the construction of any Tenant Improvements (the "Plans"). LESSOR shall not unreasonably withhold or delay its approval of the Plans.
        (d) Construction. LESSEE shall give LESSOR not less than five days' written notice prior to commencement of construction of the Tenant Improvements to enable LESSOR to post notice of nonresponsibility. No construction shall commence until LESSEE has received all governmental permits necessary to permit LESSEE to legally commence the construction of the Tenant Improvements. LESSEE shall be responsible for monitoring and managing the construction of the Tenant Improvements, and shall cause the same to be constructed with due diligence and in compliance will all governmental regulations and the Plans (as the same may be revised from time to time with the approval of LESSOR, which shall not be unreasonably withheld or delayed). LESSOR shall have the right to approve the general contractor(s) to be used by LESSEE for the construction of the Tenant Improvements.
        (e) Rent Adjustment. Reasonable Rent adjustments, if any, as a result of Tenant Improvements which are funded by LESSOR shall take effect after Tenant Improvements are 100% completed. Such Rent adjustments shall be agreed upon in writing by LESSOR and LESSEE prior to the initiation of construction of Tenant Improvements.


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Use

        6. The premises are hereby leased to LESSEE upon the express condition that LESSEE shall use said premises for general office, research, manufacturing and related activities and for no other purpose, without the written consent of LESSOR, during the whole term of the LEASE or which will increase the present rate of fire insurance upon the building of which said premises form a part; and upon the further condition that no auction sale shall be conducted in said premises.

Repairs and Maintenance

        7.      LESSOR's/LESSEE's Obligations.
        LESSOR shall maintain in good order, condition and repair the Building and all other portions of the Premises not the obligation of LESSEE (as set forth in this section 7) including the roof and exterior walls, parking lot, maintenance of trees over 15 feet, sprinkler system, exterior lighting system, all electrical, lighting, water, plumbing, sewer, and drainage which is exterior to the Office Building, unless such need for maintenance and repairs is caused in part or in whole by the act, neglect, fault or omission of any duty by LESSEE, it agents, servants, employees or invitees, in which case LESSEE shall pay to LESSOR the reasonable cost of such maintenance and repairs.
        LESSOR shall be liable for any failure to make any such repairs or to perform any maintenance, if such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to LESSOR by LESSEE.
        LESSEE reserves the right to make repairs at LESSOR's expense with LESSOR's approval and thereafter deduct such expenses from rent or other funds owed to LESSOR. LESSEE also reserves the right to terminate this LEASE because of LESSOR's failure to keep the Premises in good order, condition and repair following notice to LESSOR of the problem and a 15 day period thereafter for the LESSOR to cure the problem. LESSOR hereby authorizes LESSEE to make emergency repairs at LESSOR's expense without first obtaining LESSOR's approval where LESSEE is not able to contact LESSOR within a reasonable time.
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        LESSEE's Obligations. By taking possession of the Premises, LESSEE shall be deemed to have accepted the Premises as being in good sanitary order condition and repair, and LESSEE's obligations to preserve the Premises are as follows:

        LESSEE at LESSEE's sole cost and expense, shall maintain in good order, condition and repair the following parts of the Premises: the interior surfaces of the ceilings, walls and floors, all doors, glass and glazing, equipment installed by or at the expense of LESSEE, and landscaping. LESSEE shall also be responsible for Minor Repair and Maintenance of interior plumbing, wiring and heating, ventilating and air conditioning (HVAC) systems, where Minor Repair and Maintenance does not encompass repairs which cost more than $500.00 per incident of malfunction. LESSOR and LESSEE hereby agree to evenly divide the cost of obtaining extended warranties on all newly installed HVAC systems.

        8. LESSEE shall compensate LESSOR upon demand for all damage or injury to said premises, or the building of which said premises form a part, by the act or omission of LESSEE, its agents or employees, or of any person or persons who may be in or upon said premises with the consent of LESSEE.

        9. This lease is made upon the express condition that except with regard to willful negligent acts of LESSOR or its agents, LESSOR shall not be liable for any damage or claims for damages by reason of any injury or death to any person or persons while in, upon or in any way connected with said premises, or the sidewalks adjacent thereto, during the occupancy thereof by LESSEE; and LESSEE further agrees to hold and save LESSOR harmless from any and all liability and every and all damages or claims for damages, together with any and all costs and expenses connected therewith, arising out of the injury to or the death of any person or persons in or about, or in any way connected with the premises or the sidewalks adjacent thereto, during the term of this LEASE.

Waiver of Damages

        10. Except with regard to willful or negligent acts of LESSOR or its agents, LESSEE expressly waives all claim against LESSOR for damage or injury from any cause whatsoever to any property of any kind, contained in said premises, or for the destruction thereof from any cause.

Entry and Inspections

        11. LESSOR, or its duly authorized representatives, or agents, may enter upon said premises at any and all reasonable times during the term of this lease, following reasonable notice to LESSEE, for the purpose of determining whether LESSEE is complying with the terms and conditions hereof, or for any other purpose incidental to the rights of LESSOR.




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Attorney's Fees
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        12.   If any action shall be brought by either party for the breach or enforcement of the conditions, covenants or agreements herein set forth, the other party agrees to pay the prevailing party reasonable attorney's fees and costs, which shall become a part of the judgment awarded in such action.

Non Waiver of Breach
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        13.   No waiver by either party at any time of any of the terms, conditions, covenants or agreements of this lease shall be deemed or taken as a waiver at any time thereafter of any of the same, nor of the strict and prompt performance thereof by the other party.

Surrender of Premises
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        14.   LESSEE agrees at the expiration of the term of this lease, or upon the earlier termination thereof for any reason, to quit and surrender said premises to LESSOR. LESSEE agrees at the expiration of the lease term hereof or any prior termination thereof to remove or cause to be removed any and all signs or fixtures that have been placed upon, in or about the premises by LESSEE and to repair and restore the premises to the same condition prior to the time of placing of said signs or fixtures upon, in or about the premises by LESSEE, LESSEE improvements (pursuant to Section 5 hereof), ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted;
LESSEE agrees that at any time after thirty (30) days prior to the termination of this LEASE, LESSOR may place thereon any usual or ordinary "To Let" or "To LEASE" or "For Sale" signs.

Default in Rent and Re-Entry
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        15.   If the rents herein reserved, or any part thereof, excepting that portion which LESSEE withholds for maintenance, repairs or Tenant Improvements as specified in Paragraphs 5 and 7, shall be unpaid for ten days after the date on which the same shall become due, as aforesaid, or if default on the part of LESSEE be made in all or any of the agreements herein contained, LESSOR shall have the option, upon 15 days written notice to LESSEE, to declare this LEASE forfeited, and the same shall thereupon entirely cease and determine without written notice; and it shall be lawful for LESSOR to re-enter and take possession of said premises and remove all persons and property therefrom; and LESSOR may, after taking possession as aforesaid, at LESSOR's option and without notice to LESSEE re-let the premises, all without prejudice to LESSOR of any remedies which might otherwise be used for the collection of the rents hereinbefore specified, and damages to LESSOR occasioned by such removal is hereby expressly waived


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by LESSEE. It is understood and agreed that each and all of the remedies given
LESSOR hereunder are cumulative and that the exercise of one right or remedy by LESSOR shall not impair its right to any other remedy.

Uses Prohibited

        16. The premises shall not be used or permitted to be used in whole or in part during the said term of this LEASE for any purpose or use in violation of any of the laws or ordinances applicable thereto; and LESSEE agrees at all times during the term of this LEASE to construct, repair, maintain and do all things necessary to maintain the premises in a clean and sanitary manner and in compliance with any and all Federal, State or Municipal regulations or ordinances now or hereafter enacted concerning the conduct of LESSEE's business in the premises.

Notices

        17. Any demand or notice which either party shall be required, or may desire, to make upon or give to the other, shall be in writing and shall be delivered personally upon the other, or sent by prepaid registered mail addressed to the respective parties as follows:

                LESSOR: Holmgren Partners
                        C/O Lynne Holmgren Wolk
                        1283 Davis Lane
                        St. Helena, CA  94574

                LESSEE: Steritech, Inc.
                        2525 Stanwell Drive, Suite 300
                        Concord, CA  94520

Notice by registered mail shall be deemed to be communicated twenty-four (24) hours from the time of mailing.

Delivery of Possession

        18. In the event of the inability of LESSOR to deliver possession of the premises at the time herein provided, LESSEE agrees that LESSOR shall not be liable for any damages thereby, and that this lease shall not thereby become void or voidable but in such time as LESSOR can deliver possession.


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Terms Defined

        19. The words "LESSOR" AND "LESSEE" as used herein shall include the plural as well as the singular. Words used in masculine gender include the feminine and neuter. If there be more than one LESSOR or LESSEE the obligations hereunder imposed upon LESSOR or LESSEE shall be joint and several. The marginal headings or titles to the paragraphs of this LEASE are not a part of this LEASE and shall have no effect upon the construction or interpretation of any part thereof.

Heirs

        20. This lease is and shall be binding upon the heirs, executors, administrators, successors and assigns of the respective parties hereto.

Time

        21. Time is hereby expressly declared to be of the essence of this lease and of all the covenants, agreements, conditions and obligations herein contained.

Taxes

        22. LESSEE shall be liable for all taxes levied or assessed against the land on which the building of which the demised premises form a part, including the parking area and the improvements and the building and improvements on said land, the personal property, trade fixtures and other property placed by LESSEE in or on about the demised premises, including without prejudice to the generality of the foregoing, shelves, counters, vaults, vault doors, wall safes, partitions, fixtures, machinery, plant equipment and other articles and if any such taxes are levied against LESSOR or LESSOR's property and if LESSOR pays the same (which LESSOR shall have the right to do regardless of validity of such levy) or if the assessed value of LESSOR's property is increased by the inclusion of the value placed on such property or trade fixtures of LESSEE or placed in the demised premises by LESSEE and if LESSOR pays the taxes based on such increased assessment (which LESSOR shall have the right to do, regardless of validity thereof) LESSEE, upon demand shall, as the case may be, pay to the LESSOR the taxes so levied against LESSOR or the proportion of such taxes resulting from such increase in the assessment. LESSEE shall pay all increases in taxes levied or assessed against the land on which the building of which the demised premises form a part, including the parking area and the improvements and the buildings and improvements on said land.
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Rent Increase

        23. The rent for this lease and the option terms shall be adjusted commencing February 1, 1997, and on each one year anniversary thereafter (an "Adjustment Date") by a fractional increase, if any, wherein the numerator of which is the Consumer Price Index (hereinafter defined) published which is immediately prior to the month in which the annual term commences and denominator of which is the Consumer Price Index published for the month in which the initial term of this LEASE commences. The adjusted monthly rent for that portion of the term following an Adjustment Date until any subsequent Adjustment Date, or the earlier expiration of the term, shall be the greater of
(i) $6,703.44 or (ii) such sum multiplied by the fraction defined above, provided that in no case shall an increase or decrease in any given year exceed 2% of the rental paid during the preceding twelve (12) month period. If the parties are unable to determine the exact amount of the rental due from the previous period until the exact amount of the rental increase has been determined, upon such determination, LESSEE shall pay, within ten days after receipt of an invoice therefore, the cumulative increase amount due for each month that has passed since the commencement of the new rental term.

        As used herein, "Consumer Price Index" means the United States Department of Labor's Bureau of Labor Statistics Consumer Price Index, All Urban Consumers, All Items, for the San Francisco-Oakland-San Jose area (1982-84-100 or any comparable successor index).

Security Deposit

        24. LESSOR acknowledges receipt of Five Thousand Five Hundred Dollars and No/100 ($5,500) as security for LESSEE's faithful performance of LESSEE's obligations hereunder. If LESSEE performs all of LESSEE's obligation hereunder, said deposit or so much thereof as had not been applied by LESSOR shall be returned without interest to LESSEE within ten (10) days after the expiration of the term hereof, or after LESSEE has vacated the premises, whichever is later.

LESSOR's Consents

        25. If LESSOR fails to notify LESSEE in writing of its disapproval of any matter for which consent is requested within fifteen (15) business days after LESSEE's request therefor, LESSOR will be deemed to have granted its consent.


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Option
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        26.  LESSEE is hereby granted three (3) separate options to extend the term of this LEASE for an additional period of one (1) year following the two
(2) year term upon the same terms as provided for in this LEASE. Further, LESSEE is granted an option to extend the term of this LEASE for an additional period of six (6) years which may be exercised in place of the third one (1) year option. Each option may be exercised by written notice to LESSOR, given at least sixty (60) days prior to the expiration date of the Lease.

        IN WITNESS WHEREOF the said parties hereto have subscribed their names as of the day and year first hereinabove written.

LESSEE:                                 LESSOR:
STERITECH, INC.                         HOLMGREN PARTNERS


By  /s/ Stephen T. Isaacs               By  [Sig]
  -----------------------------           ----------------------------

Position:  CEO                          Position:  Partner
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